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                             HIGH YIELD BOND TRUST

                      SUPPLEMENT DATED FEBRUARY 15, 2006
                                      TO
                         PROSPECTUS DATED MAY 2, 2005

This Supplement is made as of February 15, 2006 to the Prospectus of High Yield Bond Trust ("Trust") dated May 2, 2005.

On January 25, 2006, the Board of Trustees of the Trust approved a proposal to reorganize the Trust into the Western Asset Management High Yield Bond Portfolio ("Western Asset Management High Yield Bond"), a new series of Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond has an identical investment objective, and substantially similar investment strategies and risks, to the Trust.

If the shareholders of the Trust approve the proposal, the Trust will liquidate by transferring substantially all of its assets to Western Asset Management High Yield Bond. Shareholders of the Trust will receive shares of Western Asset Management High Yield Bond equal in value to their shares of the Trust as of the date of the reorganization, which is proposed to take place as of the close of business on or about May 1, 2006. Shareholders of record of the Trust as of January 31, 2006 are scheduled to vote on the proposal at a special meeting of shareholders to be held on April 12, 2006. Shareholders of record of the Trust will be mailed information detailing the proposal prior to April 12, 2006.

Date: February 15, 2006